EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Terry R. Lazar, Chief Financial Officer of Water Chef, Inc., hereby certify that the Form 10-Q of Water Chef, Inc. for the fiscal quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Water Chef, Inc.

      Date:  May 15, 2008
                                       ----------------------------------------
                                       Terry R. Lazar
                                       Chief Financial Officer


This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Water Chef, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.